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EXHIBIT 10.14

                 FIRST AMENDMENT TO THE SCS TRANSPORTATION, INC.
                           2003 OMNIBUS INCENTIVE PLAN

                  WHEREAS, SCS Transportation, Inc. ("Company") adopted the SCS Transportation, Inc. 2003 Omnibus Incentive Plan ("Plan"); and

                  WHEREAS, the Company retained the right to amend the Plan pursuant to Section 20 thereof; and

                  WHEREAS, the Company desires to amend the Plan to permit Non-Employee Directors to defer their Mandatory and Discretionary Awards under Sections 10.1 and 10.2.

                  NOW, THEREFORE, effective December 11, 2003, the Plan is amended as follows:

                      1. A new Section 10.4 is added to read as follows:

                           10.4 Deferral of Awards. Notwithstanding Sections
                      10.1 and 10.2, each Non-Employee Director shall have the right to defer all or a portion of his or her Mandatory Awards under Section 10.1 and Discretionary Awards under
                      Section 10.2 under the SCS Transportation, Inc. Directors' Deferred Fee Plan.

                  IN WITNESS WHEREOF, the foregoing amendment was adopted on the 11th day December, 2003.